UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2020

NEXTDECADE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana Street, Suite 3900, Houston, Texas 77002
(Address of Principal Executive Offices) (Zip Code)

(713) 574-1880
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	NEXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.      Entry into a Material Definitive Agreement.

On February 13, 2020, NextDecade LNG, LLC (“Seller”), a wholly owned subsidiary of NextDecade Corporation (the “Company”), entered into an Omnibus Agreement (the “Omnibus Agreement”) with Spectra Energy Transmission II, LLC (“Buyer”), a wholly owned subsidiary of Enbridge Inc., pursuant to which Seller agreed to sell, and Buyer agreed to purchase, one hundred percent (100%) of the equity interests (the “Equity Interests”) in Rio Bravo Pipeline Company, LLC (“RBPC”).  RBPC is developing the proposed Rio Bravo Pipeline,  a 137-mile interstate natural gas pipeline (the “Pipeline”) to supply natural gas to the Company’s proposed Rio Grande liquefied natural gas export terminal facility at the Port of Brownsville in southern Texas (the “Facility”), which is also in development. The purchase price for the Equity Interests (the “Purchase Price”) will be the sum of (i) approximately $17.4 million plus (ii) the amount of direct and indirect costs incurred by RBPC, the Company or any of its other affiliates in respect of the Pipeline from October 1, 2019 through closing of the sale of the Equity Interests (the “Closing”), provided, however, that the Purchase Price may not exceed $25,000,000. At the Closing, Buyer will pay Seller $15,000,000 of the Purchase Price.  The remainder of the Purchase Price is to be paid within five (5) business days after the date that Rio Grande LNG, LLC (“RG LNG”), an indirect wholly owned subsidiary of the Company, has received, after a final positive investment decision, the initial funding of financing for the development, construction and operation of the Facility.  Additionally, the Omnibus Agreement provides that at the Closing, RBPC and Rio Grande LNG Gas Supply LLC (“RG Gas Supply”, formerly known as “RioGas Marketing LLC”), an indirect wholly owned subsidiary of the Company, will enter into a precedent agreement in a form negotiated by Buyer and Seller, pursuant to which RG Gas Supply will retain its rights to the natural gas firm transportation capacity on the Pipeline for a term of at least twenty years and RBPC will provide firm pipeline transportation service to RG Gas Supply in order to supply natural gas to the Facility.

The obligations of Seller and Buyer to consummate the transaction contemplated in the Omnibus Agreement is subject to the satisfaction or waiver of certain closing conditions, including, among others, RBPC obtaining an outstanding regulatory approval and RBPC and RG LNG entering into certain cost-sharing agreements relating to environmental mitigation obligations for the Facility and the Pipeline. The Company expects the Closing to occur in the first quarter of 2020.

The Omnibus Agreement contains customary representations, warranties and covenants from Seller and Buyer. Pursuant to the Omnibus Agreement, Seller and Buyer each agrees to indemnify the other party and its affiliates from and against all losses, liabilities, claims and damages (including reasonable attorney’s fees) arising out of breaches of representations and warranties or covenants under the Omnibus Agreement; provided, that Seller’s indemnification obligations under the Omnibus Agreement for breaches of representations and warranties, except with respect to certain fundamental representations, is limited to $5,000,000 and Seller’s aggregate liability for indemnification obligations is limited to the amount of the Purchase Price.

The Omnibus Agreement may be terminated prior to the Closing by the mutual written agreement of Seller and Buyer, or by Seller or Buyer in the event that (i) the Closing has not occurred on or prior to December 31, 2020 (the “Outside Date”), (ii) any court or government entity issues an order or takes any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Omnibus Agreement and such order or other action shall have become final and non-appealable, or (iii) the other party breaches any representation, warranty, covenant or agreement made in the Omnibus Agreement, or any such representation and warranty becomes untrue after the date of the Omnibus Agreement, such that the applicable closing condition would not be satisfied and such breach is not curable or, if curable, is not cured before the earlier of 30 days after written notice thereof is given to such other party or one (1) business day prior to the Outside Date.

The foregoing summary of the material terms of the Omnibus Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the full text of such agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that are intended to be covered by the “safe harbor” created by those sections. Such forward-looking statements include, but may not be limited to, statements regarding the timing and occurrence of the Closing. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, these forward-looking statements are based on management’s current beliefs, expectations and assumptions and are subject to risks and uncertainties. Considering these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this Current Report on Form 8-K may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this report speak only as of the date hereof and, except as required by law, the Company undertakes no obligation to update publicly or privately any forward-looking statements, whether written or oral, for any reason after the date of this report to conform these statements to new information, actual results or to changes in its expectations.

Item 7.01      Regulation FD Disclosure.

               The information in this Item 7.01 of this Current Report is being furnished pursuant to Item 7.01 of Form 8-K and, according to general instruction B.2. thereunder, the information in this Item 7.01 of this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

On February 13, 2020, the Company issued a press release regarding the transactions described above under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

In addition, on February 13, 2020, the Company posted an updated investor presentation on its website, http://www.next-decade.com, under the heading “Investors.”

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated February 13, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2020

NEXTDECADE CORPORATION

By:	/s/ Krysta De Lima
Name: Krysta De Lima
Title: General Counsel